UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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Bridges Investment Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRIDGES INVESTMENT FUND, INC.

256 Durham Plaza
8401 West Dodge Road
Omaha, Nebraska 68114
402-397-4700

May 22, 2017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of
 Bridges Investment Fund, Inc.

The Special Meeting of the shareholders of Bridges Investment Fund, Inc. (the “Fund”), a Nebraska corporation, will be held at the Fund offices, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, on Friday, June 23, 2017, at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Fund and Bridges Investment Management, Inc. (“BIM” or the “Adviser”);

2.	To re-elect the eight (8) current directors to serve on the Board of Directors (the “Board”) until the next Annual Meeting of the shareholders and until their successors are elected and qualified; and

3.	To transact such other business as may properly come before the meeting.

The Board has fixed the close of business on May 9, 2017, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. The transfer books of the Fund will not be closed.

This proxy is solicited by the Board to be voted at the Special Meeting or any adjournment thereto.  The cost of the proxy solicitations will be paid by BIM.   Additional solicitation may be made by mail, personal interview, or telephone by Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, at the expense of BIM.  This proxy statement and form of proxy card are first being mailed to shareholders on or around May 22, 2017.

After careful consideration, the Board recommends that you vote “FOR” Proposal 1 to approve the new investment advisory agreement and “FOR” Proposal 2 to elect each of the director nominees presented.

Detailed information about the proposals is contained in the enclosed materials.  Your vote is very important to us regardless of the number of shares you own.  Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received by no later than the time of the meeting on Friday, June 23, 2017.  Voting is quick and easy.  Everything you need to vote is enclosed.  To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.  In addition to voting by mail, you may vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account.  Please be sure to vote each account by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact Nancy Dodge, Treasurer of the Fund, at (402) 397-4700.

All valid proxies obtained will be voted in favor of the approval of the new investment advisory agreement and the election of directors unless specified to the contrary.   All legally valid proxies obtained will be voted in favor of the approval of the new investment advisory agreement and the election of directors unless specified to the contrary.  Legally valid proxies include (i) any proxy executed and delivered pursuant to the instructions provided under “Voting Procedures” on page 28 of the Proxy Statement if you are the registered owner of the Fund Shares, and (ii) if you are a beneficial owner and want to vote your shares rather than having your broker, bank or other nominee vote your shares in accordance with your voting instructions, in addition to following the instructions under the section entitled “Voting Procedures,” you will need an authorization from your broker, bank, or other nominee to vote the Fund shares that satisfies Nebraska law and the requirements of the Securities and Exchange Commission.

Each shareholder has the power to revoke his or her proxy at any time prior to the voting thereof by sending a letter to the Fund’s office or by executing a new proxy. If you are a beneficial owner of your shares, you will need to contact your bank, broker or other nominee to revoke any prior voting instructions. The execution and delivery of a proxy will not affect your right to vote in person if you attend the Special Meeting. At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their proxies and to vote personally on each matter described herein.

The Annual Report for the year ended December 31, 2016, which includes a statement of assets and liabilities as of December 31, 2016, and a statement of income and expenses for the year ended that date, was mailed to Fund shareholders on or about February 22, 2017.  Any shareholder who desires additional copies may obtain them from the Fund’s website at www.bridgesfund.com under “Resources” or upon written request to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701 or by calling 1-866-934-4700.

By Order of the Board of Directors,

Edson L. Bridges III President Bridges Investment Fund, Inc.

BRIDGES INVESTMENT FUND, INC.

256 Durham Plaza
8401 West Dodge Road
Omaha, Nebraska 68114

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 23, 2017

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bridges Investment Fund, Inc. (the “Fund”), to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held on Friday, June 23, 2017, at the Fund offices, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114, at 10:00 a.m., Central Daylight Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Special Meeting and at any adjournment(s) if you owned shares of any Fund at the close of business on May 9, 2017 (the “Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about May 22, 2017.

The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

1.	To approve a new investment advisory agreement between the Fund and Bridges Investment Management, Inc. (“BIM” or “Adviser”);

2.	To re-elect eight (8) current Directors to serve on the Board until the next Annual Meeting of the shareholders and until their successors are elected and qualified; and

3.	To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the meeting in accordance with the instructions of the shareholders.  If proxy cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals.  To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Fund a subsequently dated proxy card; (2) deliver to the Fund a written notice of revocation; or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

A copy of the most recent Annual Report was mailed to Fund shareholders on or about February 22, 2017.  In addition, the Proxy Statement and the Fund’s most recent Annual and Semi-Annual Reports are available on the Internet at www.bridgesfund.com under “Resources” or upon written request to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701 or by calling 1-866-934-4700. The Fund will furnish, without charge, a copy of the Annual Report for the fiscal year ended December 31, 2016 or Semi-Annual Report for the period ended June 30, 2016, to any Fund shareholder upon request.  To request a copy, please write or call the Fund as noted above.  You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

BACKGROUND INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Fund that require a shareholder vote.

Q:  Why am I receiving this proxy statement?

A:  At an in-person meeting held on April 18, 2017, the Fund’s Board voted to approve a new investment advisory agreement with BIM, which agreement will be effective on the anticipated closing date of the change of control transaction of BIM.  Closing is scheduled to occur as soon as practicable upon receipt of regulatory approval, anticipated to occur in mid-July.  See the section titled “Transaction” below for additional information on the proposed Transaction (defined below).  The Board approved a new investment advisory agreement between the Fund and BIM (the “New Advisory Agreement”) with no changes to the material terms of the existing investment advisory agreement, subject to approval by the Fund’s shareholders.

 Pending shareholder approval of the New Advisory Agreement, the Board also approved at the April meeting, an interim advisory agreement (the “Interim Advisory Agreement”) between the Fund and BIM pursuant to Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Interim Advisory Agreement would take effect upon the effective date of the Transaction if shareholder approval of the New Advisory Agreement is not obtained prior to such date and the parties to the Merger Agreement decide to close the Transaction although Fund shareholder approval has not been attained.  The Interim Advisory Agreement between the Fund and BIM would be effective for up to 150 days from its effective date and would terminate upon approval of the New Advisory Agreement by the shareholders. The Interim Advisory Agreement does not require shareholder approval.

The Fund is also requesting that shareholders re-elect the eight (8) members of the Board.  Proposal 1 and Proposal 2 are separate and independent proposals, and approval of one is not contingent on approval of the other.  Each of the proposals is discussed further below.

The Board recommends that you vote FOR the approval of the New Advisory Agreement and FOR the election of the directors.

Q:  Why is the Fund asking me to vote on the New Advisory Agreement?

A:  BIM currently serves as the Fund’s investment adviser, and has served as the Fund investment adviser since 2004.  On or about April 17, 2017, BIM, its shareholders, and Bridges Holding Company (“BHC”), among other parties, entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, the common shareholders of BIM receive cash and/or shares in BHC in exchange for their BIM shares on the effective date (the “Transaction”).  On or after the effective date, BHC will be the sole owner of BIM.  Following the closing of the Transaction, Edson L. Bridges III (“Ted Bridges”) and Robert Bridges will collectively own approximately 13% of BHC.  Because of the change of ownership, the Transaction is deemed to cause an “assignment” of the current investment advisory agreement with the Fund, which causes the existing advisory agreement to terminate.   Shareholders are being asked to approve the New Advisory Agreement between the Adviser and the Fund to permit the Adviser to continue to serve as investment adviser to the Fund, despite the change in ownership.

Q:  How will my approval of Proposal 1 affect the management and operation of the Fund?

A:  The Fund’s principal investment strategies and investment objectives, advisory fees and other terms, as well as the principal risks of investing in the Fund, will not change as a result of the New Advisory Agreement.  The portfolio managers, as well as other executive officers of the Fund and Adviser, will continue to manage the Fund.

Q:  How will Fund shareholders be affected by the Transaction?

A:  Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Adviser will continue to manage the Fund according to the same objectives and policies as before, and it does not anticipate any changes to the Fund’s investment objectives or in the portfolio managers or other management personnel of the Advisor.

Q:  Will the Transaction result in any material differences between the New Advisory Agreement compared to the current advisory agreement?

A:  No. The material terms of the New Advisory Agreement with BIM and the Fund are identical to the material terms of the Current Advisory Agreement. Accordingly, there will be no change in the contractual advisory fee rate the Fund pays or the investment advisory services it receives as a result of the Transaction. The material terms of the Interim Advisory Agreement are also identical to the material terms of the New Advisory Agreement.

Q:  What will happen if shareholders of the Fund do not approve the New Advisory Agreement before consummation of the Transaction?

A:  If the parties to the Merger Agreement decide to close the Transaction prior to the approval of the Fund shareholders at this Special Meeting, BIM will continue to manage the Fund under the Interim Advisory Agreement but must place its compensation for its services during the interim period in escrow, pending Fund shareholder approval of the proposed New Advisory Agreement.

Q:  Will the Transaction result in any changes to the Fund’s service providers or any changes to contracts with such providers?

A:  The Adviser monitors and oversees the Fund’s servicing agents, including the Administrator, Custodian, Transfer Agent, and Distributor. Each of these servicing agents intends to provide the same administrative services after implementation of the proposed New Advisory Agreement, and the agreements with such providers will not change and remain in effect without interruption.  For additional information, see the section titled: “Administrator, Custodian, Transfer Agent & Distributor” on page 26 of this Proxy Statement.

Q:  Why are shareholders being asked to elect the Board of Directors?

A:  Currently, the Fund Board has eight (8) members, six of whom are independent directors (as defined below).  From time to time, the Fund holds a shareholder meeting for the purpose of electing directors in order to comply with the requirements of the 1940 Act.  Information about the Board nominees, including age, principal occupations during the past five years, and other information, such as each nominee’s experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.

Q:  Who is eligible to vote?

A:  Shareholders who owned shares of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  Those shareholders are entitled to one vote for each share beneficially owned of the Fund.

Q:  How can I vote my shares?

A:  You can vote or provide instructions in any one of four ways:

•     By Internet through the website listed in the proxy voting instructions;

•     By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•     By mail, by sending the enclosed proxy card(s) (completed, signed and dated) in the enclosed envelope; or

•     In person at the Special Meeting.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Special Meeting. If we do not receive your response within a few weeks, you may be contacted by Fund management or by Broadridge, the proxy solicitor engaged by BIM, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the proposals are not received by the date of the Special Meeting, the persons designated as proxies may adjourn the Special Meeting to a later date so that we can continue to seek additional votes.

Q:  If I send my vote in now as requested, can I change it later?

A:  Yes. Shareholders may revoke their proxy vote at any time before it is voted at the Special Meeting by: (i) delivering a written revocation to the Secretary of the Fund; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Special Meeting and voting in person.  Even if a shareholder plans to attend the Special Meeting, we ask that all shareholders return proxy card(s) or vote by telephone or Internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the proposals. Shareholders should send notices of revocation to the Fund at the address set forth on page 1 of this Proxy Statement.

Q:  What is the required vote to approve the proposals?

A:  Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.   However, Proposal 1 will only take effect if the Transaction also closes.  The Transaction is conditioned, among other things, upon the Fund either obtaining the approval of the New Advisory Agreement by the shareholders of the Fund or entering into the Interim Advisory Agreement pending shareholder approval.  Additional closing conditions are further described on page 8.

With respect to Proposal 2, Directors are elected when they receive a plurality of the votes cast by the shares entitled to vote in the election of the directors at the Special Meeting.  This means that the eight (8) directors with the most votes will be elected as directors.

Q:  Who is paying the costs of this solicitation?

A:  BIM will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise.

Q:  Whom should I call for additional information about this Proxy Statement?

A:  Please contact Nancy Dodge, Treasurer of the Fund, at (402) 397-4700.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

The purpose of this Proposal 1 (“Proposal 1”) is to approve a new investment advisory agreement with the Fund’s Adviser.

BACKGROUND

The Fund

The Fund is a Nebraska corporation organized on March 20, 1963 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, diversified investment management company under the 1940 Act.  The Fund commenced investment operations on July 1, 1963, and shares of stock were first sold to the general public on December 7, 1963.  The Fund has conducted its business continuously since that year and has a fiscal year end of December 31.

Investment Adviser

Background

BIM has served as the investment advisor to the Fund since 2004, providing investment advice to the Fund.  The Adviser was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999.

In December 2000, voting trusts were entered into under which Edson L. Bridges II and Ted Bridges, as co-trustees, vote the shares representing greater than 80% of BIM Class A voting common stock and greater than 80% of Bridges Investment Counsel, Inc. (“BIC”) common stock. These voting trust agreements were extended for an additional ten years in March 2011.  The BIC and BIM voting trusts were established to meet regulatory requirements of the Nebraska Department of Banking, Bureau of Securities requiring common control among entities that have investment adviser representatives registered with more than one registered investment adviser firm.

Ownership

Ted Bridges, Fund President and Director, currently owns 78.3% of the outstanding voting securities of the Adviser and 57.5% of the total outstanding securities of the Adviser.  Other than Ted Bridges, no other director or officer of the Fund owns 5% or more of the voting securities of the Adviser.  After the Transaction closes, the voting trust agreement will cease, and BHC will own 100% of BIM and Ted Bridges and Robert Bridges will collectively own approximately 13% of BHC.

Current Officers and Directors of Adviser

Ted Bridges is the President and CEO and a Board member of the Advisor.  For additional information on Mr. Bridges, see the “Interested Directors” table below.  The other directors of the Adviser include Edson L. Bridges II, Deborah L. Grant, Brian Kirkpatrick, and Douglas Plahn, and the other officers of the Adviser include Nancy K. Dodge, Deborah L. Grant, Brian M. Kirkpatrick, Mary Ann Mason, Brian R. Miles, Douglas R. Plahn, and Patricia S. Rohloff.  For additional information on Mr. Edson Bridges II, Ms. Dodge, Mr. Kirkpatrick, and Ms. Mason see the “Officers” table below.

Deborah L. Grant has served as Senior Vice President, Portfolio Management and Client Services for BIC, Vice President and Director for Bridges Investor Services, Inc., Senior Vice President and Director for BIM, Senior Vice President and Trust Officer for Provident Trust Company (“PTC”).

Brian R. Miles has served as Vice President for BIM, Executive Vice President and Chief Compliance Officer for PTC, and Assistant to the President for BIC.

Douglas R. Plahn serves as Senior Vice President of Finance for BIC, Senior Vice President, CFO and Director for BIM, Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, and Executive Vice President, Trust Officer, and Trust Investment Officer for PTC.

Patricia S. Rohloff serves as an analyst for BIC, Vice President for BIM, and Trust Investment Officer for PTC.

All of the Adviser’s current officers and directors (including its CEO) are actively engaged with the investment activities of BIM or an affiliate thereof, and their address is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114, which is also the Adviser’s address.

Officers and Directors of Adviser Post-Transaction

After the closing of the Transaction, Ted Bridges will continue as the President and CEO of the Adviser and Brian M. Kirkpatrick, Michael G. App, and Douglas R. Plahn will be executive officers of the Adviser, and the BIM board of directors will consist of Ted Bridges, Brian M. Kirkpatrick, Michael G. App, Douglas R. Plahn, and Brian R. Miles.  Except for Mr. App, principal occupations for the directors and officers are provided above. After the closing of the Transaction, Mr. App will serve as a Vice President of the Adviser, and his role will be in investment management.  The Adviser currently intends to maintain the same physical location in Omaha, Nebraska.

Current Advisory Agreement

Under the investment advisory agreement (“Current Advisory Agreement”) between the Fund and the Adviser, which has continued in effect since 2004, the Adviser provides continuous investment supervision for the Fund in accordance with the Fund’s investment objectives, policies, and restrictions and oversees the day-to-day operations of the Fund, subject to the supervision of the Fund’s Board of Directors.  The Adviser pays all costs related to the registration of the Fund with the SEC under the 1940 Act and all expenses of qualifying and maintaining the qualification of Fund shares under the securities laws of such states as the Fund may designate from time to time.  In addition, the Adviser has agreed to waive its fee and/or reimburse operating expenses to the extent that total Fund expenses (exclusive of stamp and other taxes but including fees paid to the Adviser) exceed 1.50% of average net assets each year.

The Adviser also provides certain administrative services to the Fund, including: preparing and coordinating reports and other materials supplied to the Board; contributing to the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, proxies, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; reviewing and approving all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; reviewing the preparation, printing and mailing of all materials (e.g., annual and semi-annual reports, proxy materials) required to be sent to shareholders; coordinating the annual proxy solicitation and shareholders’ meeting, if required; coordinating the preparation and payment of Fund related expenses; monitoring and overseeing the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, Fund Accountant, Administrator, Distributor, etc.); and performs such additional services as may be agreed upon by the Adviser.

For its investment advisory services, the Fund pays the Adviser a quarterly fee of one-eighth (1/8th) of 1% of the Fund’s average net assets, resulting in an annualized rate of 0.50% of the Fund’s average net assets.  In addition, the Fund pays the Adviser an annual fee not to exceed $42,000 for providing certain administrative services to the Fund.  The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors.

The table below shows the amount of advisory and administrative services fees paid by the Fund for fiscal years indicated below.

	Advisory Fees	Administrative Services Fees
2016	$580,324	$42,000
2015	$602,038	$42,000
2014	$584,370	$42,000

The Current Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund.  The Fund’s Board approved the Current Advisory Agreement at its meeting held November 15, 2016, and the term of the Current Advisory Agreement ends April 17, 2018.  The Fund shareholders approved the form of Current Advisory Agreement at an Annual Meeting of Shareholders held on February 24, 2004, when the Fund originally retained BIM as its investment adviser.  The Fund shareholders last approved the continuation of the Current Advisory Agreement at an Annual Meeting of Shareholders held on March 25, 2008. Since the February 2004 meeting, the Board has approved the Current Advisory Agreement each year, and the material terms of the agreement have not changed.  However, if the shareholders approve the New Advisory Agreement at the Special Meeting, the Current Advisory Agreement will terminate on the later of (i) the effective date of the Transaction, or (ii) one business day after the Special Meeting.

The Transaction

On April 17, 2017, BIM, its shareholders and BHC, among other parties, entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement, the common shareholders of BIM receive cash and/or BHC shares in exchange for their BIM shares on the effective date of the Transaction.  On or after the effective date, BHC will be the sole owner of BIM.  BHC is a newly formed holding company, which will be owned primarily by MGI Holdings, Inc. (“MGI”), a subsidiary of the McCarthy Group LLC (“MGL”), an Omaha-based financial services company.  The Bridges family will collectively own approximately 13% of BHC.  This Transaction will be considered to constitute a change of control of BIM.  Under the 1940 Act, certain changes in the equity ownership of an investment adviser may result in a “change of control” of that adviser. When a “change of control” occurs, any investment advisory agreements that an adviser has with respect to mutual funds automatically terminate.

The Transaction is conditioned upon the Fund either obtaining the approval of the New Advisory Agreement by the shareholders of the Fund or entering into the Interim Advisory Agreement pending shareholder approval.  Further, other material conditions to closing of the Transaction include: (i) the closing of the merger with PTC (see page 29), (ii) confirmation that no party has commenced, or threatened to commence, a proceeding to challenge the merger, (iii) the transition of certain client advisory relationships of the Adviser and its affiliates, (iv) the transition of sufficient client relationships of the Adviser and its affiliates; (v) approval of the Transaction by BIM shareholders; and (vi) receipt of necessary third party and governmental entity consents.  Subject to the closing conditions or waiver thereof, the closing of the contemplated Transaction shall take place after the closing conditions are satisfied. Closing of the Transaction is scheduled to occur as soon as practicable upon receipt of regulatory approval, anticipated to occur in mid-July.

Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, the Fund’s shareholders must approve the New Advisory Agreement in order for BIM to continue to serve as adviser to the Fund after the effective date of the Transaction.  If the Special Meeting is held on or after the effective date of the Transaction, the Fund anticipates entering into the Interim Advisory Agreement (which does not require shareholder approval).  Such Interim Advisory Agreement shall have a term of no more than 150-days after the occurrence of the change of control.  It is proposed that the New Advisory Agreement would take effect as early as mid-July, if the Fund can obtain shareholder approval prior thereto and the Transaction closes on such date.

The Board has considered and approved the calling of this Special Meeting and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement and to elect the Board.

Fund’s Principal Investment Strategies and Investment Objectives and Principal Risks Post-Transaction

The Fund’s principal investment strategies and investment objectives, advisory fees and other terms, as well as the principal risks of investing in the Fund, will not change as a result of the New Advisory Agreement.  The portfolio managers, as well as other executive officers of the Fund and Adviser, will continue to manage the Fund.

Board Considerations

At a meeting of the Board held in-person on April 18, 2017, the Board, including a majority of directors who are not “interested persons” (the “independent directors”) as that term is defined under the 1940 Act, voted to approve the proposed New Advisory Agreement between BIM and the Fund, thereby allowing BIM to continue to serve as investment adviser for the Fund after the change of ownership of the Advisor.  The Board also voted to recommend that shareholders approve the New Advisory Agreement.  The material terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement between BIM and the Fund.  See the section below titled:  “Summary of the New Advisory Agreement and the Current Advisory Agreement.”

 In the event the Fund is not able to obtain shareholder approval prior to the effective date of the Transaction, the Board, including a majority the independent directors, approved the Interim Advisory Agreement between the Fund and BIM, so that BIM could continue managing the Fund after the change of control.  Pursuant to Rule 15a-4 under the 1940 Act, the Interim Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Advisory Agreement.  The material terms of the Interim Advisory Agreement are identical to the terms of the Current Advisory Agreement and New Advisory Agreement.  The immaterial changes include updated dates and references to certain provisions of Rule 15a-4.  Additionally, under the Interim Advisory Agreement, management fees earned by BIM would be held in an interest-bearing escrow account until shareholders approve the New Advisory Agreement with BIM.

If the Fund’s shareholders do not approve BIM as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the expiration of the Current Advisory and Interim Advisory Agreements.

Legal Requirements in Approving the Interim Advisory and New Advisory Agreements

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of retaining BIM as the Fund’s investment adviser, as discussed more fully below, the Board approved the New Advisory Agreement and the Interim Advisory Agreement.  The New Advisory Agreement will be effective on the date of closing of the Transaction, assuming shareholder approval is obtained.  The Interim Advisory Agreement would be effective on closing of the Transaction, if the parties to the Merger Agreement determine to close the transaction prior to receiving approval from the Fund shareholders.  As explained above, the Current Advisory Agreement will terminate automatically upon the change of control of BIM.

In approving the Interim Advisory Agreement, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which are met in the case of the Interim Advisory Agreement:

(1) the compensation under the interim contract may be no greater than under the previous contract;

(2) the fund’s board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(3) the fund’s board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the funds under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(4) the interim contract provides that the fund’s board of directors or a majority of each fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund’s board of directors;

(6) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an interest-bearing escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(7) the fund’s board of directors satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Advisory Agreement is to be implemented upon the change of control if shareholders have not already approved the New Advisory Agreement and will terminate upon the sooner to occur of (1) the date that is 150 days after the Transaction closing (i.e. the change of control event), or (2) the approval by the Fund’s shareholders of the proposed New Advisory Agreement.  Under the Interim Advisory Agreement, the advisory fees earned by BIM during this interim period will be held in an interest-bearing escrow account at Pinnacle Bank, Omaha, Nebraska.  Fees that are paid to the escrow account, including interest earned, will be paid to BIM if the Fund shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement.  If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then BIM will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the proposed New Advisory Agreement is attached hereto as Exhibit A and a redlined version indicating changes between the Current Advisory Agreement and New Advisory Agreement is attached hereto as Exhibit B.  The following description is only a summary.  You should refer to Exhibit A for the New Advisory Agreement, as the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by BIM under the New Advisory Agreement and the Interim Advisory Agreement and the fee structure are identical to the services currently provided by BIM and the fee structure under the Current Advisory Agreement.

Advisory Services.  Each of the New Advisory Agreement, Interim Advisory Agreement, and the Current Advisory Agreement states that, subject to the supervision and direction of the Board, BIM will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund’s investment portfolio and invest and reinvest the assets of the Fund.  The Adviser also shall determine from time to time what securities and other investments will be purchased, retained or sold by the Fund and shall execute or direct the execution of all such transactions with the issuer of such securities, with broker and dealers.

Payment of Expenses by Adviser.  Under the New Advisory Agreement, the Interim Advisory Agreement, and the Current Advisory Agreement, the Advisor, at its own expense, shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund.  The Adviser shall also assume and pay all other expenses incurred by it in connection with the management of the assets of the Fund, all expenses of registering the Fund under the 1940 Act, of maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities law of such states as the Fund may from time to time designate.

Payment of Expenses by the Fund. Under the New Advisory Agreement, the Interim Advisory Agreement, and the Current Advisory Agreement, the Fund is responsible for paying (i) charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund, (ii) the charges of legal counsel and of independent auditors (not including charges in respect of the registration and qualification of shares referred to above), (iii) all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Adviser in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders, (iv) the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund, (v) all taxes and corporate fees payable to federal, state or other government agencies, and (vi) all stamp taxes.

Management Fees.  The New Advisory Agreement, the Interim Advisory Agreement, and the Current Advisory Agreement contain an identical fee structure based on the Fund’s average net assets.  Each of these agreements also provides that the Adviser has agreed to waive its fee and/or reimburse operating expenses to the extent that total Fund expenses (exclusive of stamp and other taxes but including fees paid to the Adviser) exceed 1.50% of average net assets each year.

Duration and Termination.  The term of the Current Advisory Agreement is  April 17, 2017 through April 17, 2018.  The New Advisory Agreement will not become effective until the later of the (i) the effective date of the Transaction or (ii) one business day after the date the Fund receives approval of the New Advisory Agreement from its shareholders.  Both the Current Advisory Agreement and the New Advisory Agreement provide that the agreement will continue in effect for a period of one year, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  Both the Current Advisory Agreement and the New Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by BIM at any time, without the payment of a penalty, upon 60 days’ prior written notice.

The Interim Advisory Agreement is to be implemented upon the change of control if shareholders have not already approved the New Advisory Agreement and will terminate upon the sooner to occur of (1) the date that is 150 days after the Transaction closing (i.e. the change of control event), or (2) the approval by the Fund’s shareholders of the proposed New Advisory Agreement.

Board Recommendation of Approval

At an in-person meeting held on November 11, 2016, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Current Advisory Agreement. At that meeting, the independent directors of the Board approved the Current Advisory Agreement for the current term of April 17, 2017 through April 17, 2018.

At a meeting held on February 21, 2017, representatives of MGL met with the Fund Board and provided information concerning MGL, and reasons for the proposed Transaction, noting their shared cultural similarities, including a strong commitment to customer service.  Fund management also discussed with the Board the proposed Transaction and the potential benefits of the Transaction to the Fund and its shareholders.

At a meeting held on April 18, 2017, five of the six independent directors of the Fund were present and met in person and after deliberation outside the presence of and without participation by other directors or BIM officers, considered and approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the full Board.  Also at that meeting,  the Board met in person and considered and approved the New Advisory Agreement between the Fund and the Adviser.

 At the April meeting and at a prior meeting held on November 11, 2016, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Current Advisory Agreement and to be provided under the New Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Advisory Agreement:

*
The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  Despite the transition of ownership occurring in connection with the Transaction, the Board believes that the portfolio managers and other key personnel remain committed to the Adviser.  The Board also considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund, many of which have served for Fund for several years.

*
The Board further considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to continue performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

*
The Board took into account that the material terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement and that the services and fee structure provided thereunder were not expected to change.  The Board also considered that the New Advisory Agreement would be submitted to shareholders for their approval at a Special Meeting of Shareholders.

*
The Board considered the Fund’s historical performance, the overall performance of the Adviser, historical costs of the services provided by the Adviser, and the Adviser’s fees under the New Advisory Agreement.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.

*
In considering whether the arrangements between BIM and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Board reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment Adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Fund cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The directors considered the fact that officers and representatives to the parties to the Merger Agreement have represented to the Fund Board that BHC has acknowledged the Fund’s reliance on the benefits and protections provided by Section 15(f) of the Investment Company Act and has agreed not to take, or cause its affiliates to take, any action that would have the effect, directly or indirectly, of causing the requirement of Section 15(f) (or if applicable Rule 15a-4) not to be met in respect of the Transaction.  Thus, at least 75% of the Directors would not be “interested persons” of BIM or its control persons for a period of three years after the change of control of the investment adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The Board concluded that no “unfair burden” is being imposed upon the Fund. Further, there is no increase in the advisory or other fees paid to BIM under the New Advisory Agreement, and BIM intends to pay the transaction expenses of the Fund relating to the Transaction, including the solicitation of proxies and for the Special Meeting.

The Board also considered factors presented by BIM management, which included: (i) working together, BIM and MGL and its affiliates intend to build upon the foundation that BIM has worked for over six decades to create, continue to provide high level investment management and trust services for several generations into the future and further strengthen BIM’s strong investment expertise and experience; (ii) the Transaction will improve BIM’s efficiencies, so that BIM can provide greater breadth and depth of investment management expertise and client service to the Fund and its other clients; (iii) MGI brings capital, experience, relationships, insight, and investment expertise that is complementary to BIM’s existing core services and employee base; (iv) the companies share strong cultural similarities, including a strong commitment of service to their clients, a focus for growing the value of client assets in a disciplined, professional manner, a deep commitment to integrity, and improving capabilities, processes, and avenues to serve the clients; and (v) the Transaction may enhance the potential for business value growth, which in turn creates the opportunity to significantly greater resources to invest into the BIM, primarily in the form of people and technology and resources dedicated to the investment research and portfolio management processes.

No single factor was determinative in the Board’s decision to approve the New Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Directors.  Based on a consideration of all the factors in their totality, the Board determined that the New Advisory Agreement with BIM, including the advisory fees, was fair and reasonable.  The Board therefore determined that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required for Proposal 1

Approval of the proposal to approve the New Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BASED ON ALL OF THE FOREGOING, THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 2

ELECTION OF DIRECTORS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 2?

The purpose of this Proposal 2 (“Proposal 2”) is to re-elect eight (8) existing members to serve on the Board.  In accordance with the Fund’s Articles of Incorporation and By-Laws, the Fund’s Board of Directors set the size of the Fund’s Board of Directors at not fewer than three (3) nor more than fifteen (15). The Fund’s By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified.  The Fund’s Articles of Incorporation and By-Laws do not require the Fund to hold an Annual Meeting of Shareholders unless otherwise required by the 1940 Act or the Articles of Incorporation.  The Fund’s By-Laws provide the Board  discretion to select the date and time of such Meeting, provided if an Annual Meeting is held, such date is no longer than six months after the end of the Fund’s fiscal year or fifteen months after the Fund’s last annual meeting.

The persons named in the enclosed proxy intend to nominate and vote in favor of the election of the nominees, all of whom have consented to serve the term for which they are standing for election.  If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board in accordance with the By-Laws, and the proxy will be voted for nominees selected by the Board, unless the Board determines not to fill such vacancy.

The Board is currently comprised of six (6) independent directors – Daniel J. Brabec, Nathan Phillips Dodge III, Adam M. Koslosky, Robert Slezak, Kelly A. Walters, and Lyn Wallin Ziegenbein; and two (2) Interested Directors – Ted Bridges and Robert W. Bridges.  Each current member of the Board is being nominated for re-election at the Special Meeting, and except for Mr. Brabec, each of the members of the Board was elected at the Fund’s Annual Meeting of Shareholders in 2013.  Mr. Brabec was originally nominated as a Board member by Nathan Phillips Dodge III.  The Nominating Committee has approved the nomination of all current Board members, including Mr. Brabec, for election as Fund directors.

Section 16(a) of the 1940 Act requires that two-thirds of the members of the board of directors of a mutual fund must have been elected by shareholders.  The current Board of Directors is in compliance with this requirement.  In order to continue to comply with the requirements of the 1940 Act, the Board is requesting that shareholders of the Fund vote for the full slate of eight (8) nominees.

WHO ARE THE NOMINEES TO THE BOARD?

The determination of an interested person is based on the definition in Section 2(a)(19) of the 1940 Act and SEC Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, BIM.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  The Fund considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.

The following table is a list of the current directors of the Fund, who are standing for re-election, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors.  Unless otherwise noted, an individual’s business address is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Non-Interested/Independent Directors
Daniel J. Brabec Age 58	Director	One Year; Since 2015	1	Director of Spectrum Financial Services, Inc., a financial services company, since 1999 and has served as Vice President, Secretary and Treasurer since 2000.	Spectrum Financial Services, Inc.
Nathan Phillips Dodge III Age: 53	Director	One Year; Since 2010	1	President, N.P. Dodge Company, commercial and residential real estate brokerage, 2014 – present; Executive Vice President, N.P. Dodge Company, 1993 - 2014.	Lauritzen Corp.; First State Bank of Loomis
Adam M. Koslosky Age: 60	Director Vice Chairman	One Year; Since 2007 One Year Since 2016	1
General Partner, Mack Investments, Ltd., a privately held investment and development company, 1999- present; Tax Matters Partner and Manager, Tri Stone Property Group, LLC, a privately held investment and development company, 2012 - present; Vice Chairman, and Chief Executive Officer, Magnolia Metal Corporation, a bronze bearing manufacturer, 2014-2015, President and Chief Executive Officer Magnolia Metal Corporation 1985 - 2014.

					Nebraska Methodist Hospital Foundation
Robert Slezak(2) Age: 59	Director Chairman	One Year; Since 2008 One Year; Since 2016	1	Independent management consultant, 1999-present.	United Western Bancorp, Inc.*(3); Pegasus Company

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Non-Interested/Independent Directors
Kelly A. Walters Age: 57	Director	One Year; Since 2013	1
Partner with Kuehl Capital Holdings LLC, a financial advisory firm, 2015-present; CEO of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings and an asset management advisor 2016-present; President and CEO of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.), a hospitality real estate investment trust, 2009-2015.

					Condor Hospitality Trust, Inc.* (4)
Lyn Wallin Ziegenbein Age: 64	Director	One Year; Since 2013	1	Executive Director Emerita, Peter Kiewit Foundation, a private foundation, 2013-present; Executive Director, Peter Kiewit Foundation, 1983 – 2013.	Assurity Life Insurance Company; Federal Reserve Bank of Kansas City-Omaha Branch; Lamp Rynearson Engineering

*	Indicates publicly traded company or SEC-registered investment company.
(1)	To the extent not provided in this table, the principal business of each entity is provided in the individual director biographies on pages 18 to 21.
(2)	Mr. Slezak serves as the Lead Independent Director.
(3)	Mr. Slezak currently is not a member of the board of directors of United Western Bancorp, Inc. He resigned in 2013.
(4)	Mr. Walters currently is not a member of the board of directors of Condor Hospitality Trust, Inc. He resigned in 2016.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years
Interested Directors
Edson (“Ted”) L. Bridges III, CFA(1) Age: 58	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991	1
President, Chief Executive Officer and Director, Bridges Investment Management, Inc., 2000-present; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; Vice President, Provident Trust Company, 1992-present (Chairman since 2011); held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman; Managing Partner, Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, 2009-present.

					Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Provident Trust Company; Stratus Fund, Inc.* (1)
Robert W. Bridges, CFA(2) Age: 51	Director	One Year; Since 2007	1
Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC, 2014 – present;  Also has worked in various capacities for Sterling Capital Management from 1996-2014.
					Bridges Investment Counsel, Inc.; Provident Trust Company

*	Indicates publicly traded company or SEC-registered investment company.
(1)
Ted Bridges is the son of Edson L. Bridges II and brother of Robert W. Bridges. Ted Bridges is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, BIM.  Mr. Bridges is no longer a director of Stratus Fund, which fund ceased to exist when it was terminated in June 2016.

(2)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Ted Bridges, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

Board Composition and Leadership Structure

The Fund’s Board of Directors provides oversight of Fund management and operations of the Fund.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Fund’s Adviser, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this Proxy Statement.

The Fund’s Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established an Audit Committee and an Administration and Nominating Committee, which are discussed in greater detail under “Committees” below.  In addition, the independent directors of the Fund hold separate meetings without Fund management present, and have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

To rely on certain exemptive rules under the 1940 Act, the Fund Board conducts an annual evaluation of director independence, and currently over 75% of the Fund Directors are independent directors, including the Board Chairman, Robert Slezak, who has also been designated as the Lead Independent Director.  In such roles, Mr. Slezak chairs meetings of the Board and executive sessions of the independent directors, works with Fund management to set Board meeting agendas and facilitates communication among the independent directors, their counsel and Fund management.  In addition, Adam M. Koslosky has been elected by the Board to serve as Vice Chairman.  The Vice Chairman of the Board performs the duties of the Chairman if the Chairman is absent or if the Chairman’s office is otherwise vacant.  The Vice Chairman of the Board is also an independent director.  The Board has determined that its leadership structure, in which the independent directors have elected a Chairman who is an independent director, designated a Lead Independent Director, and elected a Vice Chairman who is an independent director, each to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Board Oversight of Risk Management

Responsibility for risk oversight rests with the full Board of Directors.  Committees of the Board assist the Board in carrying out this responsibility by focusing on key areas of risk inherent in Fund operations and business.  As part of its risk oversight function, the Board has directed Fund management to evaluate and assess on an on-going basis, the enterprise risks facing the Fund and its operations.  Based on Fund management’s evaluation, a determination is made as to the primary enterprise risks most applicable to the Fund.  These primary enterprise risks are reviewed by Fund management with the Board on a periodic basis, but not less than annually, except for risks related to portfolio investment decisions which are reviewed by the Board at the Board’s quarterly meeting.  The determination as to primary risks facing the Fund is not static, but subject to change from time to time based on economic, industry, regulatory and other factors impacting the Fund.

Director Qualifications

The Board believes that each Board member has the qualifications, experience, attributes, and skills appropriate for continued service as a Fund Board member in light of the Fund’s business and structure.  The Board members have substantial business and professional backgrounds, which indicate they have the ability to access, critically review, and evaluate information provided to them.  In addition, each Board member has served as an executive and/or board member for other organizations.

The following is a brief discussion of the experience, qualifications, attributes, and/or skills that led to the Board’s conclusion that the individuals identified below are qualified to serve as Board members of the Fund:

Daniel J. Brabec has been a Director of Spectrum Financial Services, Inc. in Omaha, Nebraska since February 1999 and has served as Vice President, Secretary, and Treasurer since 2000.  He has directly managed real estate and commercial credit assets for a number of affiliates of Spectrum Financial Services, Inc. since January 2009.  Prior to that, he served as a Director of Great Western Bank, Omaha, Nebraska and was its Chief Executive Officer and President from 2001 until its sale in 2008, and served as Controller for Great Western Bancorporation in an interim role from 1999 to 2001.  He began his career in banking in 1985 joining Pioneer Bank, St Louis, Missouri after three years with Control Data Corporation and served as Executive Vice President, Security Officer, and Director of Rushmore Bank and Trust, Rapid City, South Dakota from 1993 to 1999.  Over the years, Mr. Brabec has served on the board of directors of the United Way of the Black Hills, The United Way of the Midlands, and the Nebraska Association of Bankers and as a Director and Officer for the Nebraska Chapters of Young Presidents Organization and World Presidents Organization.  Mr. Brabec holds a Bachelor’s Degree in Journalism from the University of Nebraska-Lincoln (1982), has completed the ABA’s Graduate School of Banking Program at the University of Colorado, and in June 2011, completed Columbia Business School’s Value Investing Executive Education Program.  Mr. Brabec has more than 25 years of experience in the community banking industry and has had a key leadership role in various companies during his career.  Because of these positions and his experience, Mr. Brabec contributes substantial business, corporate governance, and leadership experience.

Edson (“Ted”) L. Bridges III, CFA, has been a full-time member of the professional staff of BIC since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for over ten years. Mr. Bridges was elected President of the Fund on April 11, 1997, and became Chief Executive Officer on April 13, 2004. Mr. Bridges has been Executive Vice President of BIC since February 1993, as well as a Director.  Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Chairman of the Board of PTC, as well as the Managing Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management since 2009. Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of BIM. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and was Chairman of the Audit Committee of the Stratus Fund. He served in those positions until June 2016, when that fund ceased to exist and was terminated.  Mr. Bridges brings to the Board an understanding of the Fund’s history, business, and operations attributed to his long-standing commitment to, management of, and involvement with the Fund for more than 30 years, as well as his experience as a director of another investment company.  Because of these positions, Mr. Bridges also provides the Board with an important insider perspective and management’s point-of-view about various aspects of the Fund’s business operations and strategies.

Robert W. Bridges, CFA, is an Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance and from 2000 to 2014, served as Director and Senior Equity Analyst. Mr. Bridges has been a Director of BIC since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis, and several other roles for BIC for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.  Mr. Bridges brings over 25 years’ experience in the investment company industry, and historical knowledge of management and operations of the Fund.  Through his experiences, Mr. Bridges also is experienced with financial, accounting, regulatory, compliance, and investment matters.

Nathan Phillips Dodge III is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage in the area of Omaha, Nebraska since April 2014, and served as Executive Vice President prior to that time. Mr. Dodge has worked at N.P. Dodge Company since October, 1993.  After earning his BA in economics at Tufts University, Mr. Dodge held the following positions at the Federal National Mortgage Association in Washington, D.C.:  Senior Housing Analyst, Senior Training Analyst, and Rural Product Manager. He helped develop, market, and manage various loan programs for Fannie Mae. Mr. Dodge is active in local civic organizations and has served as a director on a number of boards. Mr. Dodge is a member of the board of directors of Lauritzen Corp., a bank holding company, and First State Bank of Loomis, a bank located in Nebraska. Mr. Dodge possesses overall board experience, administrative competence, executive experience and leadership skills.  As a result of these experiences, Mr. Dodge contributes a broad perspective of our community and leadership skills.

Adam M. Koslosky was elected Vice Chairman of the Board on October 14, 2016.  Mr. Koslosky served as the Vice Chairman and Chief Executive Officer of Magnolia Metal Corporation until 2015. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Prior to that, Mr. Koslosky served as President and Chief Executive Officer from 1985 – 2014 and commenced his career with Magnolia Metal Corporation in 1978 as Controller and Treasurer. Mr. Koslosky also is a general partner of Mack Investments, Ltd., and Tax Matters Partner and Manager of Tri Stone Property Group, LLC, both privately held investment and development companies located in Omaha, Nebraska. He has been a Director of Nebraska Methodist Hospital Foundation, a foundation focused on health care and health care education, since 1993.  Mr. Koslosky earned a BS in finance from Virginia Polytechnical Institute and State University (Virginia Tech) and has over 38 years of experience as an executive, providing him with broad leadership, organizational, and executive level management skills. Mr. Koslosky also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience with a private investment company.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Robert T. Slezak was elected Chairman of the Board on October 14, 2016.  Prior to that, Mr. Slezak served as Vice Chairman of the Board since 2012.  Mr. Slezak is currently an independent management consultant and has been since November 1999.  Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer, and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a Director from October 1996 to September 2002.  Mr. Slezak currently serves as a member of the board of directors of Pegasus Company, a developer of solar power projects and formerly served as a member of the board of directors of United Western Bancorp, Inc., a bank holding company, until his resignation in 2013.  Mr. Slezak has several years of experience as a financial officer of a publicly traded company and as a board member of publicly traded companies. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Kelly A. Walters is currently a partner with Kuehl Capital Holdings LLC, a financial advisory firm, and the Chief Executive Officer of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings, and an asset management advisor, since 2016.  Prior to those positions, Mr. Walters was the President and Chief Executive Officer (“CEO”) of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.) (“Condor”), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska from April 2009 through February 2015. He also served as a member of the board of directors of Condor from April 2010 to March 2016.  Prior to joining Condor, Mr. Walters was the Senior Vice President of Capital Markets at Investors Real Estate Trust (“IRET”) from October 2006 to March 2009.  Prior to IRET, Mr. Walters was a Senior Vice President and Chief Investment Officer of Magnum Resources, Inc. (“Magnum”), a privately held real estate investment and operating company, from 1996 to 2006.  Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brothers Harriman from 1993 to 1996, an Investment Manager at Peter Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper, Jaffrey and Hopwood from 1983 to 1985.  Mr. Walters earned his undergraduate degree in banking and finance from the University of Nebraska at Omaha, and his MBA from the University of Nebraska at Omaha.  Mr. Walters has 34 years of experience in the investment industry, including over 20 years in senior and executive level positions.  From his positions, Mr. Walters has an extensive knowledge of investments, corporate governance and leadership experience.  From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Lyn Wallin Ziegenbein is an attorney and currently serves as the Executive Director Emerita of the Peter Kiewit Foundation, a private foundation awarding charitable grants throughout Nebraska and portions of Iowa and Wyoming, since April 2013 and prior to that, served as the Executive Director of the Peter Kiewit Foundation since March, 1983.  Ms. Wallin Ziegenbein has served on the board of directors of Assurity Life Insurance Company, an insurance organization in Lincoln, Nebraska, since 1984 and serves on the board of directors of Lamp Rynearson Engineering, a civil engineering survey, planning and consulting firm.  Previously, Ms. Wallin Ziegenbein served on the Federal Reserve Bank of Kansas City’s Omaha Branch Board of Directors from 2006 to 2011.  Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest Bank Nebraska and Lincoln Telephone and Telegraph.  Ms. Wallin Ziegenbein also served as an Assistant United States Attorney for Nebraska from 1978 to 1982.  Ms. Wallin Ziegenbein earned her undergraduate degree in journalism from the University of Kansas and her law degree from Creighton University.  Ms. Wallin Ziegenbein has over 34 years of experience as an executive and a director, and from these experiences contributes to the Board’s accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.  During the past seven years, Ms. Wallin Ziegenbein has had primary responsibility of acquiring approximately 30 acres of blighted inner-city property for rejuvenation through a charitable partnership.  This work has further strengthened her analytical skills of financial transactions.

Committees

For the fiscal year ended December 31, 2016, the Fund’s Audit Committee consisted of Messrs. Koslosky (Chair), Brabec and Slezak.  The members of the Audit Committee are not “interested” persons of the Fund (as defined in the 1940 Act).  The primary responsibilities of the Fund’s Audit Committee are to establish the scope of review for the annual audit by the Fund’s independent registered public accounting firm, and to work with representatives of the Fund’s independent registered public accounting firm to establish such guidelines and tests for the audit which are deemed appropriate and necessary.  The Audit Committee met twice during the Fund’s most recent fiscal year.  The Audit Committee has a charter, which is available on the Fund’s website at www.bridgesfund.com under “Resources.”

The Fund also has an Administrative and Nominating Committee, consisting of Mr. Dodge III, Ms. Wallin Ziegenbein (Chair) and Mr. Walters each of whom is not an “interested person” of the Fund.  The primary responsibilities of the Administrative and Nominating Committee are to periodically review the composition of the Board, evaluate candidates’ qualifications for Board membership, including such candidates’ independence from the Fund’s investment manager, and make nominations for independent director membership on the Board.  Although the Committee does not have a formal policy on diversity, the Committee periodically considers diversity when it reviews the Board’s composition and determines whether to add individuals with different backgrounds or skill sets from those already on the Board. The Committee’s Charter is available on the Fund’s website at www.bridgesfund.com under “Resources.”

The Administration and Nominating Committee will consider nominees recommended by Fund shareholders.  Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person.  In addition, the Administration and Nominating Committee periodically reviews and makes recommendations with respect to Board governance procedures, compensation, and the Fund’s investment advisory agreement.  The Administrative and Nominating Committee met once during the Fund’s most recent fiscal year.

Director Share Ownership

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each current director as of March 31, 2017:

Name of Director	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Daniel J. Brabec	X
Edson (“Ted”) L. Bridges III					X
Robert W. Bridges					X
Nathan Phillips Dodge III					X
Adam M. Koslosky					X
Robert Slezak				X
Kelly A. Walters					X
Lyn Wallin Ziegenbein	X

As of the Record Date, each of the nominees and executive officers of the Fund owned individually and collectively as a group 6.09% of the outstanding shares of the Fund.

Director Interest in Adviser or Affiliates

As of December 31, 2016, neither the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser or in MGI or MGL or any of their affiliates.  Accordingly, as of December 31, 2016, neither the directors, who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates or in MGI or MGL or any of their affiliates and have not had such an interest during the past five years and are not currently proposed.  As disclosed under the section titled “Transaction” above, certain members of the Bridges family will own part of the BHC after the Transaction closes.

Michael C. Meyer, a former Fund director, is the Operating Partner of McCarthy Partners Management, LLC (“McCarthy Partners”) and has served in that position since 2013.  McCarthy Partners is affiliated with BHC, MGL and MGI.  Mr. Meyer served as a Fund director from 2008 -  2016, including as Chairman and Lead Independent Director from 2012 – 2016.  He resigned from the Fund Board in October 2016 prior to the parties commencing negotiations regarding a potential transaction. Mr. Meyer currently owns 4,831 shares of the Fund.

Director Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser or which MGI or MGL or their affiliates were a party.

Officers

The Fund’s officers, who are chosen by and accountable to the Board, handle the day-to-day operation of the Fund.  The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors.  The business address for the officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Officer
Edson L. Bridges II, CFA(1) Age: 85	Chairman Emeritus	One Year; Since 2006
President and Chief Compliance Officer, Bridges Investment Counsel, Inc.; President, Bridges Investor Services, Inc.; President, Provident Trust Company; Facilitator for Bridges Investment Management, Inc..

Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; N.P. Dodge Company; Airlite Plastics Company; Provident Trust Company; Store Kraft Manufacturing Company; West Omaha Land & Cattle Company; Midwest Land and Livestock LLC

Nancy K. Dodge Age: 56	Treasurer Chief Compliance Officer	One Year; Since 1986 One Year: Since 2006
Senior Vice President, Bridges Investment Management, Inc.; held various other positions at Bridges Investment Management, Inc. and Bridges Investment Counsel; Senior Vice President and Trust Officer, Provident Trust Company; held various positions at Bridges Investor Services, Inc.,  most recently Sr. Vice President.

Bridges Investor Services, Inc.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Officer
Brian Kirkpatrick, CFA Age: 45	Executive Vice President	One Year; Since 2006
Senior Vice President, Director of Research, Chief Compliance Officer and director of Bridges Investment Management, Inc.; held various positions with Bridges Investment Counsel, Inc., most recently Senior Vice President; Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management.

Bridges Investment Management, Inc.
Mary Ann Mason Age: 65	Secretary	One Year; Since 1987
Sr. Vice President Operations and Administration, Corporate Secretary and Treasurer, Bridges Investment Counsel, Inc.; Senior Vice President, Secretary/Treasurer, Bridges Investment Management, Inc.; Director, Secretary, and Treasurer, Bridges Investor Services, Inc.; Vice President, Secretary & Treasurer, Provident Trust Company.

Bridges Investor Services, Inc.
Trinh Wu Age: 60	Controller	One Year; Since 2001
Senior Accountant, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.; Vice President, Accounting and Internal Audits for Provident Trust Company and Vice President, Bridges Investor Services.

*	Indicates publicly traded company or investment company.
(1)	Edson L. Bridges II is the father of Ted Bridges and Robert W. Bridges. Mr. Bridges II is an officer of the Fund and a director of the Fund’s investment adviser, BIM.

Director and Officer Compensation

No officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Director or officer of the Fund.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses.  For the year ended December 31, 2016 each Director of the Fund was paid an annual retainer fee of $6,000 for serving as a member of the Board.  Additional fees are paid to the Chairman in the amount of $2,000 per year, Vice Chairman in the amount of $1,500 per year, and each Committee Chairman in the amount of $1,500 per year. Except for Robert W. Bridges, Interested Directors will not be paid Director fees for their services. The following table shows the compensation earned by each current Director of the Fund for the year ended December 31, 2016.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From Fund Paid to Directors

Interested Directors
Edson (“Ted”) L. Bridges III	None	None	None	None
Robert W. Bridges(1)	$6,000	None	None	$6,000

Disinterested Directors
Nathan Phillips Dodge III	$6,000	None	None	$6,000
Adam M. Koslosky	$7,500	None	None	$7,500
Daniel J. Brabec	$6,000	None	None	$6,000
Robert Slezak	$7,500	None	None	$7,500
Kelly A. Walters	$6,000	None	None	$6,000
Lyn Wallin Ziegenbein	$7,500	None	None	$7,500

(1)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Ted Bridges, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered an Interested Director.

Meetings

During 2016, the Board held five (5) meetings, the Administration and Nominating Committee held one meeting and the Audit Committee held two meetings.  Members of the various committees are listed above in this Proxy Statement.  All Fund Directors had an individual attendance record of at least 75% at all meetings of the Board and all meetings of committees of which they are members (on a combined basis).  In the years in which the Fund holds an Annual Meeting, the Fund encourages, but does not require all directors to attend the Annual Meeting.  The Fund has not held an Annual Meeting since 2013.  The Fund also encourages, but does not require, all directors to attend any Special Meeting.

Vote Required for Proposal 2

In the election of directors, shareholders are entitled to cumulative voting.  Cumulative voting is a type of voting system that helps strengthen the ability of minority shareholders to elect Fund directors. This method allows shareholders to cast all of their votes for a single nominee for the Board when the Fund has multiple openings on its board. In contrast, in non-cumulative voting, shareholders may not give more than one vote per share to any single nominee. For example, in this election, there are eight directors, and if you hold 500 shares (with one vote per share), under the non-cumulative method, you could vote a maximum of 500 shares for each candidate (giving you 4,000 votes total—500 votes per each of the eight candidates). With cumulative voting, you are afforded the 4,000 votes from the start and could choose to vote all 4,000 votes for one candidate or otherwise divide your votes whichever way you wanted.  To utilize cumulative voting, you are required to return your proxy card to the Fund.

Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement. In any other matter, each share is entitled to one vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUND

Administrator, Custodian, Transfer Agent & Distributor

The Adviser monitors and oversees the Fund’s servicing agents, including the Administrator, Custodian, Transfer Agent, and Distributor.  The Adviser has entered into a separate Fund Accounting Servicing Agreement and, in June 2010, a Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.

USBFS is the Transfer Agent for the Fund under a Transfer Agent Servicing Agreement.  USBFS is a subsidiary of U.S. Bancorp and U.S. Bank N.A.

U.S. Bank National Association (“Custodian”), an affiliate of USBFS, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the Fund’s assets pursuant to a Custody Agreement.

Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, 777 E. Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as the Fund’s Distributor in connection with the continuous offering of the Fund’s shares on a no-load basis pursuant to a Distribution Agreement.  The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  USBFS, the Custodian and the Distributor are affiliates of each other.

Each of USBSFS, the Custodian, and the Distributor intends to provide the same administrative services after implementation of the proposed New Advisory Agreement, and the agreements with such providers will not change and remain in effect without interruption.

In addition to these agreements, the Fund may enter into other distribution agreements or shareholder servicing agreements with certain financial institutions to perform certain distribution, shareholder servicing, administrative and accounting services for their customers who are beneficial owners of shares of the Fund.

Independent Registered Public Accounting Firm

Commencing with the fiscal year ended December 31, 2012, Cohen & Company, Ltd. (the “Cohen”) served as the independent registered public accounting firm for the Fund.  Its principal business address is 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.  The Fund has approved Cohen as the independent registered public accounting firm for the fiscal year ending December 31, 2017.  Cohen has confirmed to the Audit Committee that they are independent auditors with respect to the Fund.

Certain information concerning the fees and services provided to the Fund by Cohen, for the two most recent fiscal years is provided below.  Representatives of Cohen will not be present at the meeting.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Fund’s independent registered public accountant for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
December 31, 2016	$13,500
December 31, 2015	$13,500

Audit-Related Fees.  No fees were billed in the Reporting Periods for assurance and related services by the Fund’s independent registered public accountant that were reasonably related to the performance of the annual audit of the Fund:

Tax Fees.  The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by the Fund’s independent registered public accountant for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
December 31, 2016	$3,000
December 31, 2015	$2,500

All Other Fees.  There were no other fees billed in the reporting periods for products and services provided by the Fund’s independent registered public accountant to the Fund, or services provided to service affiliates other than the services reported above.

Pre-Approval of Certain Services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.  All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates.  Neither the Adviser nor any of its affiliates paid any non-audit fees for services rendered by the Fund’s Independent Registered Public Accountants to the Fund or to the Adviser (and any other controlling entity, etc.– not to any sub-adviser) for the fiscal years ending December 31, 2016 and 2015.

Code of Ethics

The Fund, the Adviser, and the Distributor have adopted codes of ethics (“Codes”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by the Directors and officers of the Fund and personnel of the Adviser and the Distributor who is discussed in greater detail above.  These Codes permit such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.  Any Fund shareholder may request copies of the Codes upon written request to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701 or by calling 1-866-934-4700.

Other Business

The Board does not intend to present any other business at the meeting.  If, however, any other matters are properly brought before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Unless otherwise required by the 1940 Act or SEC rules and regulations, the Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Cost and Solicitation of Proxies

Proxies will be solicited by the Fund primarily by mail.  The costs of the proxy solicitation process, will be paid by BIM. Additional solicitation may be made by mail, personal interview, or telephone by Broadridge and will be considered an expense of BIM.  The estimated expenses for the proxy solicitation firm is $11,500.  The solicitation may also include telephone, e-mail, or other personal contact by certain officers or employees of the Fund or the Adviser, none of whom will be paid for these services.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement or Annual or Semi-Annual Reports to shareholders, please call 1-866-934-4700 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-934-4700 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Voting Procedures

You can vote by mail, on the Internet in accordance with the instructions on the enclosed Proxy Card, by phone by calling 1-800-690-6903 or in person at the meeting.   The mailing address is provided on page 1.

You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Fund, by properly executing and delivering a later-dated proxy, or by attending the meeting and voting in person.  Attendance at the meeting alone, however, will not revoke the proxy.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, withhold votes, and broker non-votes.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).  Abstentions will be counted toward the vote total for Proposal 1 and will have the same effect as “AGAINST” votes.  Withhold votes will have no effect on the outcome of the vote for the Board of Directors in Proposal 2 because directors with the highest number of “FOR” votes are elected.  Broker non-votes have no effect and will not be counted toward the vote total for the proposals.

Quorum Requirement

In order to transact business at the Special Meeting, a quorum must be present. Under the Fund’s By-Laws, a quorum is present if the holders of a majority of the total number of outstanding shares as of the Record Date are represented at the Special Meeting either in person or by proxy. Abstentions, withhold votes, and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Adjournment

If a quorum is not present, the shareholders entitled to vote at the Special Meeting, present in person or represented by proxy, may vote to approve one or more adjournments of the Special Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  They will vote in their discretion shares represented by proxies that reflect abstentions, withhold votes, and “broker non-votes”.

Outstanding Shares

The number of shares of the Fund issued and outstanding on the Record Date was 2,350,518.324.

Fund Shares Owned by Certain Record Holders and Beneficial Owners

As of the close of business on the Record Date, PTC, located at 256 Dunham Plaza, 8401 W. Dodge Road, Omaha, NE 68114, was the only person or entity which was the record owner of 5% or more of the Fund’s outstanding shares and owned 58.70%, representing 236 beneficial owner accounts].  To the knowledge of the Fund, there were no beneficial owners of 5% or more of the Fund’s outstanding shares.

PTC is managed by personnel of BIC under a management agreement.  PTC holds shares of the Fund for its customers and does not own any shares of the Fund as principal.  Fund shares held by PTC as custodian or agent are voted and controlled by the PTC customer and as such will be voted at this Special Meeting by the PTC customer.  PTC acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity.  PTC’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible.  When PTC does vote Fund shares, an officer of PTC who is not an employee of BIC, the Adviser, or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.  Fund Directors Ted Bridges and Robert W. Bridges and Fund Officer Edson L. Bridges II are also directors of PTC.

PTC is also a party to an agreement with BHC, under the terms of which BHC will acquire 100% of the equity of PTC (the “PTC Transaction”).  The Transaction in which BHC acquires 100% of the equity of BIM is conditioned upon the concurrent closing of the PTC Transaction.  The PTC Transaction also requires approval from the Nebraska Department of Banking & Finance (the “Department”).  A hearing on the PTC Transaction is scheduled for July 12, 2017.  Closing of the Transaction and PTC Transaction shall not occur until after the date of such hearing and receipt of regulatory approval from the Department.

Shareholder Communication with Board Members

Shareholders may, at any time, communicate in writing with any particular director or directors as a group who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act, by sending such written communications to the attention of the Fund’s Secretary at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund’s Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations or communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

Your attendance at the Special Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter on or before Monday, June 19, 2017, to indicate that you expect to be in attendance on Friday, June 23, 2017.

By Order of the Board of Directors,

Edson L. Bridges III
President

EXHIBIT A

Form of New Advisory Agreement

AGREEMENT

THIS AGREEMENT made between Bridges Investment Fund, Inc., a Nebraska corporation (hereinafter called the “Fund”), and Bridges Investment Management, Inc., a Nebraska corporation (hereinafter called the “Manager”),

WITNESSETH,

1.  Appointment.  The Fund hereby appoints Manager to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement.  Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.  Management.

(a)  Subject to the supervision of the Fund’s Board of Directors, Manager will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund’s investment portfolio.  The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement.  Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and shall execute or direct the execution of all such transactions with the issuer of such securities, with broker and dealers, and in any other manner permitted by law that is in the best interest of the Fund and its shareholders.

(b)  Manager will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s most recent prospectus and statement of additional information and resolutions of the Fund’s Board of Directors.

(c)  Manager agrees that it will comply with the Investment Company Act of 1940, the Investment Advisers Act of 1940, all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue code relating to regulated investment companies, other applicable laws and regulations, and policy decisions adopted by the Fund’s Board of Directors as made from time to time, including all rules, regulations and policies relating to the trading and ownership of Fund and portfolio securities by Manager and its affiliated persons.

3.  Provision of Support Services and Payment of Expenses by Manager.   Manager at its own expense shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund.  Manager shall also assume and pay all other expenses incurred by it in connection with the management of the assets of the Fund, all expenses of registering the Fund under the Investment Company Act of 1940, of maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Laws of such states as the Fund may from time to time designate.

4.  Payment of Expenses by Fund.  The Fund shall pay or cause to be paid the charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund; the charges of legal counsel and of independent auditors (not including charges in respect of the registration and qualification of shares referred to in Section 3 above); all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Manager in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders; the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund; all taxes and corporate fees payable to federal, state or other government agencies, and all stamp taxes.

5.  Compensation to Manager.  For the services to be rendered and the charges and expenses to be assumed and paid by the Manager hereunder, the Fund shall pay to the Manager a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund as determined as of the close of each month of the quarterly period.

6.  Maximum Expenses of Fund.  The total expenses of the Fund, exclusive of stamp and other taxes but including the fees paid to the Manager, shall not in any year exceed in the aggregate a maximum of one and one-half per cent (1½%) of the average net asset value of the Fund of such year as determined as of the close of each month thereof, and the Manager agrees to reimburse the Fund for any sums expended therefore in excess of such amount.

7.  Services Not Exclusive.  The services of the Manager to the Fund hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

8.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940 (“1940 Act”), Manager agrees that all records which it maintains for the Fund are the property of the Fund, and further agree to surrender promptly to the Fund any of such records upon the Fund’s request.  Manager further agrees to preserve for the period prescribed by the1940 Act and the regulations promulgated thereunder all records required to be maintained by Rule 31a-1 under the 1940 Act.

9.  Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Fund and Manager.  No amendment of this  Agreement shall be effective until approved by a vote of a majority of the outstanding voting shares of the Fund (as set forth in Section 2(a)(42) of the 1940 Act).

10.  Duration and Termination.

(a)  This Agreement shall continue in full force and effect for a period of one year from the date hereof, and shall continue thereafter in full force and effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Fund’s  Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Fund’s Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund (as set forth in Section 2(a)(42) of the 1940 Act).

(b)  Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund, by vote of the Fund’s Board of Directors or by a vote of a majority of the outstanding shares of the Fund, or by the Manager, upon giving sixty (60) days’ written notice to the other party.

(c)  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

11.  Submission for Approval.   This Agreement will be submitted for approval of the majority of the outstanding shares of the Fund at the Fund’s 2017 Special Meeting of the Fund Shareholders.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed this ____ day of ______, 2017.

BRIDGES INVESTMENT FUND, INC.

By: __________________________________
Robert T. Slezak, Chairman
ATTEST:

________________________
Mary Ann Mason, Secretary

BRIDGES INVESTMENT MANAGEMENT, INC.

By: ______________________________________
Edson L. Bridges III, President

ATTEST:

________________________

Printed Name: _____________

Title: ____________________

EXHIBIT B

Redlined Version Comparing

Form of New Advisory Agreement to Form of Current Advisory Agreement

AGREEMENT

 THIS AGREEMENT made between Bridges Investment Fund, Inc., a Nebraska corporation (hereinafter called the “Fund”), and Bridges Investment Management, Inc., a Nebraska corporation (hereinafter called the “Manager”),

WITNESSETH,

 1.  Appointment.  The Fund hereby appoints Manager to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement.  Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

 2.  Management.

 (a)  Subject to the supervision of the Fund’s Board of Directors, Manager will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund’s investment portfolio.  The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement.  Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and shall execute or direct the execution of all such transactions with the issuer of such securities, with broker and dealers, and in any other manner permitted by law that is in the best interest of the Fund and its shareholders.

 (b)  Manager will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s most recent prospectus and statement of additional information and resolutions of the Fund’s Board of Directors.

 (c)  Manager agrees that it will comply with the Investment Company Act of 1940, the Investment Advisers Act of 1940, all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue code relating to regulated investment companies, other applicable laws and regulations, and policy decisions adopted by the Fund’s Board of Directors as made from time to time, including all rules, regulations and policies relating to the trading and ownership of Fund and portfolio securities by Manager and its affiliated persons.

 3.  Provision of Support Services and Payment of Expenses by Manager.   Manager at its own expense shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund.  Manager shall also assume and pay all other expenses incurred by it in connection with the management of the assets of the Fund, all expenses of registering the Fund under the Investment Company Act of 1940, of maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Laws of such states as the Fund may from time to time designate.

 4.  Payment of Expenses by Fund.  The Fund shall pay or cause to be paid the charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund; the charges of legal counsel and of independent auditors (not including charges in respect of the registration and qualification of shares referred to in Section 3 above); all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Manager in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders; the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund; all taxes and corporate fees payable to federal, state or other government agencies, and all stamp taxes.

 5.  Compensation to Manager.  For the services to be rendered and the charges and expenses to be assumed and paid by the Manager hereunder, the Fund shall pay to the Manager a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund as determined as of the close of each month of the quarterly period.

 6.  Maximum Expenses of Fund.  The total expenses of the Fund, exclusive of stamp and other taxes but including the fees paid to the Manager, shall not in any year exceed in the aggregate a maximum of one and one-half per cent (1½%) of the average net asset value of the Fund of such year as determined as of the close of each month thereof, and the Manager agrees to reimburse the Fund for any sums expended therefore in excess of such amount.

 7.  Services Not Exclusive.  The services of the Manager to the Fund hereunder are not to be deemed exclusive and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

 8.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940 (“1940 Act”), Manager agrees that all records which it maintains for the Fund are the property of the Fund, and further agree to surrender promptly to the Fund any of such records upon the Fund’s request.  Manager further agrees to preserve for the period prescribed by the1940 Act and the regulations promulgated thereunder all records required to be maintained by Rule 31a-1 under the 1940 Act.

 9.  Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Fund and Manager.  No amendment of this  Agreement shall be effective until approved by a vote of a majority of the outstanding voting shares of the Fund (as set forth in Section 2(a)(42) of the 1940 Act).

 10.  Duration and Termination.
 (a)  This Agreement shall continue in full force and effect for a period of one year from the date hereof, and shall continue thereafter in full force and effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Fund’s  Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Fund’s Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund (as set forth in Section 2(a)(42) of the 1940 Act).

 (b)  Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund, by vote of the Fund’s Board of Directors or by a vote of a majority of the outstanding shares of the Fund, or by the Manager, upon giving sixty (60) days’ written notice to the other party.

 (c)  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the ~~Investment Company Act of~~ 1940 Act).

 11.  Submission for Approval.   This Agreement will be submitted for approval of the majority of the outstanding shares of the Fund at the Fund’s ~~2004 Annual~~2017 Special Meeting of the Fund Shareholders.

 IN WITNESS WHEREOF, the parties have caused this instrument to be executed this ~~17th~~____ day of ~~April, 2004.~~______, 2017.

 BRIDGES INVESTMENT FUND, INC.

By:  /s/ Edson L. Bridges II__________________________________
 ~~Edson L. Bridges II~~Robert T. Slezak, Chairman
ATTEST:

/s/ Mary Ann Mason
________________________
Mary Ann Mason, Secretary
 BRIDGES INVESTMENT MANAGEMENT, INC.

By:  /s/ Edson L. Bridges III______________________________________
 Edson L. Bridges III, President

ATTEST:
/s/Kathleen J. Stranik
~~Kathleen J. Stranik~~ ________________________
________________
Assistant Secretary

PROXY TABULATOR
P.O.  BOX 9112
FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E30124-558944

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Nominees:

1) Daniel J. Brabec
2) Edson ("Ted") L. Bridges III
3) Robert W. Bridges
4) Nathan Phillips Dodge III
05) Adam M. Koslosky
06) Robert Slezak
07) Kelly A. Walters
08) Lyn Wallin Ziegenbein

See instructions below for cumulative voting

For All	Withhold All	For All Except
▮	▮	▮

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Instruction for Cumulative Voting for Directors: To cumulate votes for directors, do NOT mark "For All", "Withhold All" or "For All Except" above, but check the following box and specify the method of cumulative voting on the reverse side of this card in the section called "Cumulative Voting Instructions/Comments" by writing the number of shares of Common Stock to be voted for the individual nominee(s) and the number(s) of the nominee(s). ▮

Cumulative voting can only be processed by using the proxy card method of voting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" Proposal 1 and "FOR" each Nominee for the Board of Directors in Proposal 2. Unless otherwise instructed, the proxies will vote the proxies received by them equally for each Nominee for the Board of Directors shown in this proxy card. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 23, 2017:

The proxy statement for this meeting is available at: www.bridgesfund.com under "Resources".

E30125-S58944

PROXY CARD FOR
BRIDGES INVESTMENT FUND,  INC.
Proxy for a Special Meeting of Shareholders – June 23,    2017

THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS  for  use  at  a  Special  Meeting  of  Shareholders  to  be  held     at the Fund offices, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114, on Friday, June 23, 2017, at 10:00 a.m., Central Daylight Time.

The undersigned hereby appoints Edson ("Ted") L. Bridges III and Robert Slezak, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments and postponements thereof, all common shares of Bridges Investment Fund, Inc. (the "Fund") held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion. The attached proxy statement contains additional information about the Proposals and the Fund. Please read it before you vote.

Cumulative Voting Instructions/Comments:

(For any Cumulative Voting Instructions/Comments noted above, please mark corresponding box on the reverse side.)